EXHIBIT 99

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
MASTER SERVICING
MORTGAGE PASS-THROUGH CERTIFICATES
06/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                             WEIGHTED AVERAGE PC  RATE:    7.78514%

POOL NUMBER:  1697

____________________________________________________________________________________________

ISSUE DATE:  01/30/2001

CERTIFICATE BALANCE AT ISSUE:    $245,740,542.00

CERTIFICATE

                                                TOTAL        ACCOUNT           CERTIFICATE

                                                NUMBER OF     ACTIVITY           BALANCE

                                                 MORTGAGES     (@PC RATE)         OUTSTANDING

                                                    _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     549                          $213,295,081.64

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $135,418.39

Unscheduled Principal Collection/Reversals                           $346,683.83

Liquidations-in-full                                       32      $11,894,150.02

Net principal Distributed                                          $12,376,252.24    ($12,376,252.24)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                           $0.00

BALANCE CURRENT FISCAL MONTH-END:                        517                          $200,918,829.40

SCHEDULED INTEREST AT MORTGAGE RATE:                                $1,517,751.14

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                   $0.00

Interest Uncollected on Liquidation                                         $0.00

Interest Uncollected on Non-Earning Assets                                  $0.00

Net Unscheduled Interest Distributed                                        $0.00

OTHER:

Loan Conversion Fees                                                        $0.00

Expense Reimbursements                                                      $0.00

Gain on Liquidations                                                        $0.00

Hazard Insurance Premium Refunds                                            $0.00

Net Other Distributions                                                     $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $134,203.88

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                   $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                    $0.00

MISCELLANEOUS EXPENSES:                                                     $0.00

NET FUNDS DISTRIBUTED:                                             $13,759,799.50

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             06/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                   WEIGHTED AVERAGE PC RATE:    7.78514%

POOL NUMBER:  1697

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                             Total

   Distribution       Interest Due       Adjustment       Distribution          Other          Distribution

__________________  ________________  ________________  ________________  ________________  _______________

$12,376,252.24     $1,383,547.26             $0.00     $1,383,547.26              $0.00    $13,759,799.50

INSURANCE RESERVES

                         Original         Claims In           Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid            Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00              $0.00             $0.00             $0.00              $0.00

Special Hazard          $3,010,286.00             $0.00              $0.00             $0.00     $3,010,286.00

Bankruptcy Bond

   Single-Units           $122,281.00             $0.00              $0.00             $0.00       $122,281.00

   Multi-Units                  $0.00             $0.00              $0.00             $0.00             $0.00

Mortgage Repurchase     $4,914,810.84             $0.00             $0.00              $0.00     $4,914,810.84

DELINQUENT INSTALLMENTS

ONE                          TWO                           THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

14      $5,340,008.96         2        $762,458.98         0               $0.00

FOUR                         IN FORECLOSURE                ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         1        $276,945.19          0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,

IIB5, IIB6 Certificates immediately after the principal and interest distribution on 06/25/2001 are as follows:

Class       Class Principal Balance

                IIB1               $7,961,750.91

                IIB2               $3,062,212.35

                IIB3               $2,694,746.72

                IIB4               $1,347,374.34

                IIB5                 $979,907.72

                IIB6               $1,102,396.51

                              __________________

                Total             $17,148,388.57

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2001):

SERIES:  2001-1                 POOL NUMBER:  1697

                           I                      II                      III

                     Total Loans In        Total Delinquent         Loans Delinquent

                     Mortgage Pool              Loans                   1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $200,918,829.40**        $6,379,413.13***        $5,340,008.96***

Number:                          591                      17                      14

% of Pool:                    100.00%                   3.18%                   2.66%

(Dollars)

% of Pool:                    100.00%                   2.88%                   2.37%

(No. of Loans)

IV                      V                       VI

                    Loans Delinquent        Loans Delinquent            Loans In

                        2 Month                  3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:          $762,458.98***                $0.00***           $276,945.19***

Number:                           2                        0                       1

% of Pool:                    0.38%                     0.00%                   0.14%

(Dollars)

% of Pool:                    0.34%                     0.00%                   0.17%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2001 scheduled payments and May 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

May 31, 2001.

Trading Factor, calculated as of distribution date : 0.28431919.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2001, and unscheduled prepayments in months prior to June ) can be calculated.

                                                                EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             06/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                   WEIGHTED AVERAGE PC RATE:    7.61188%

POOL NUMBER:  Group 1 = 1696, 1698

____________________________________________________________________________________________

ISSUE DATE:  01/30/2001

CERTIFICATE BALANCE AT ISSUE:    $460,925,895.00

                                                                  CERTIFICATE

                                                    TOTAL         ACCOUNT            CERTIFICATE

                                                    NUMBER OF     ACTIVITY           BALANCE

                                                    MORTGAGES     (@PC RATE)         OUTSTANDING

                                                    _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     948                          $363,953,466.26

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $261,287.50

Unscheduled Principal Collection/Reversals                           $158,691.70

Liquidations-in-full                                       64      $25,872,110.98

Net principal Distributed                                          $26,292,090.18    ($26,292,090.18)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                           $0.00

BALANCE CURRENT FISCAL MONTH-END:                        884                          $337,661,376.08

SCHEDULED INTEREST AT MORTGAGE RATE:                                $2,498,220.84

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                   $0.00

Interest Uncollected on Liquidation                                         $0.00

Interest Uncollected on Non-Earning Assets                                  $0.00

Net Unscheduled Interest Distributed                                        $0.00

OTHER:

Loan Conversion Fees                                                        $0.00

Expense Reimbursements                                                      $0.00

Gain on Liquidations                                                        $0.00

Hazard Insurance Premium Refunds                                            $0.00

Net Other Distributions                                                     $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $188,730.58

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                   $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                    $0.00

MISCELLANEOUS EXPENSES:                                                     $0.00

NET FUNDS DISTRIBUTED:                                             $28,601,580.44

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             06/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                   WEIGHTED AVERAGE PC RATE:    7.61188%

POOL NUMBER:  Group 1 = 1696, 1698

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                             Total

   Distribution       Interest Due       Adjustment       Distribution          Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

    $26,292,090.18     $2,309,490.26             $0.00     $2,309,490.26              $0.00    $28,601,580.44

INSURANCE RESERVES

                         Original         Claims In           Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid            Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00              $0.00             $0.00             $0.00              $0.00

Special Hazard          $5,280,620.00             $0.00              $0.00             $0.00     $5,280,620.00

Bankruptcy Bond

   Single-Units           $173,919.00             $0.00              $0.00             $0.00       $173,919.00

   Multi-Units                  $0.00             $0.00              $0.00             $0.00             $0.00

Mortgage Repurchase     $9,218,517.90             $0.00             $0.00              $0.00     $9,218,517.90

DELINQUENT INSTALLMENTS

ONE                          TWO                           THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

25      $9,602,615.77         0              $0.00          1        $646,962.46

FOUR                         IN FORECLOSURE                ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    1        $646,962.46         0              $0.00          0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,

CB5, CB6 Certificates immediately after the principal and interest distribution on 06/25/2001 are as follows:

                Class       Class Principal Balance

                CB1                $8,956,782.78

                CB2                $4,822,884.65

                CB3                $2,526,272.90

                CB4                $1,837,288.39

                CB5                $1,148,305.87

                CB6                $1,377,967.05

                              __________________

                Total             $20,669,501.64

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2001):

SERIES:  2001-1                 POOL NUMBER:  Group 1 = 1696, 1698

                           I                      II                      III

                     Total Loans In        Total Delinquent         Loans Delinquent

                     Mortgage Pool              Loans                   1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $337,661,376.08**        $9,602,615.77***        $9,602,615.77***

Number:                         1133                      25                      25

% of Pool:                    100.00%                   2.84%                   2.84%

(Dollars)

% of Pool:                    100.00%                   2.21%                   2.21%

(No. of Loans)

                           IV                       V                      VI

                    Loans Delinquent        Loans Delinquent            Loans In

                        2 Month                  3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                 $0.00***

Number:                           0                        0                       0

% of Pool:                    0.00%                     0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                     0.00%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2001 scheduled payments and May 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

May 31, 2001.

Trading Factor, calculated as of distribution date : 0.47782286.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2001, and unscheduled prepayments in months prior to June ) can be calculated.